Exhibit 99.2

October 29, 2014

The Carlyle Group Announces Third Quarter 2014 Financial Results

—

$159 million of Distributable Earnings on a pre-tax basis in Q3 2014 and $1.1 billion over the last twelve months; $0.44 per common unit on a post-tax basis in Q3 2014 and $1.88 per common unit for the first three quarters of 2014

—	Economic Net Income of $166 million on a pre-tax basis and $0.55 per Adjusted Unit on a post-tax basis, supported by 3% carry fund portfolio appreciation in Q3 2014

—	$6.5 billion in new capital raised in Q3 2014 and $23.2 billion raised over the last twelve months

—	$4.5 billion in realized proceeds in Q3 2014 and $20.4 billion realized over the last twelve months

—	$3.7 billion in equity invested in Q3 2014 and $10.4 billion invested over the last twelve months

—	Declared quarterly distribution of $0.16 per common unit for Q3 2014 for an aggregate distribution of $0.48 per common unit for the first three quarters of 2014

—	U.S. GAAP net income attributable to The Carlyle Group L.P. of $25 million, or $0.35 per common unit on a diluted basis, in Q3 2014

Washington, DC – Global alternative asset manager The Carlyle Group L.P. (NASDAQ: CG) today reported its unaudited results for the third quarter of 2014, which ended on September 30, 2014.

Carlyle Co-CEO David M. Rubenstein said, “Carlyle continued to produce good financial results for unitholders and strong performance for our fund investors during the third quarter. An increasing number of investors are entrusting their assets to Carlyle funds based in part on our history of navigating uncertain markets across multiple investment strategies.”

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Carlyle Co-CEO William E. Conway Jr. said, “We have made over $8 billion in new investments in the first three quarters of 2014, as much as we did all last year. In addition, year to date realized proceeds to our fund investors are 28% above last year’s pace as we take advantage of strong global markets. We see significant opportunities to remain active, with discipline and focus remaining core to our process.”

U.S. GAAP results for Q3 2014 included income before provision for income taxes of $175 million and net income attributable to the common unitholders through The Carlyle Group L.P. of $25 million, or net income per common unit of $0.35 on a diluted basis. Total balance sheet assets were $37.7 billion as of September 30, 2014.

Third Quarter Distribution

The Board of Directors has declared a quarterly distribution of $0.16 per common unit to holders of record at the close of business on November 10, 2014, payable on November 21, 2014.

The Carlyle Group Distribution Policy

As further discussed in its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, Carlyle currently anticipates that it will cause Carlyle Holdings to make quarterly distributions to its partners, including The Carlyle Group L.P.’s wholly owned subsidiaries, that will enable The Carlyle Group L.P. to pay a quarterly distribution of $0.16 per common unit for each of the first three quarters of each year, and, for the fourth quarter of each year, to pay a distribution of at least $0.16 per common unit, that, taken together with the prior quarterly distributions in respect of that year, represents its share, net of taxes and amounts payable under the tax receivable agreement, of Carlyle’s Distributable Earnings in excess of the amount determined by the General Partner to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and its funds or to comply with applicable law or any of its financing agreements. Carlyle anticipates that the aggregate amount of its distributions for most years will be less than its Distributable Earnings for that year due to these funding requirements. The declaration and payment of any distributions is at the sole discretion of the General Partner, which may change the distribution policy at any time.

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The Carlyle Engine

Carlyle evaluates the underlying performance of its business on four key metrics known as the Carlyle Engine: funds raised, equity invested, carry fund returns and realized proceeds for fund investors. The table below highlights the results of these metrics for Q3 2014, year-to-date (YTD) and for the last twelve months (LTM)1.

Note: Equity Invested and Realized Proceeds reflect carry funds only.

During Q3 2014, within its carry funds, Carlyle generated realized proceeds of $4.5 billion from 146 investments across 38 carry funds. Carlyle deployed $3.7 billion of equity in 108 new or follow-on investments across 33 carry funds in Q3 2014. On an LTM basis, Carlyle realized proceeds of $20.4 billion and invested $10.4 billion.

Segment	Realized Proceeds			Equity Invested
	# of Investments	# of Funds	$ millions	# of Investments	# of Funds	$ millions
Corporate Private Equity	51	18	$3,245	23	18	$2,491
Global Market Strategies	32	6	$439	4	2	$263
Real Assets	66	14	$836	81	13	$942

Carlyle	146	38	$4,520	108	33	$3,696

Corporate Private Equity	92	23	$10,061	50	22	$6,183
Global Market Strategies	44	6	$606	8	3	$471
Real Assets	124	16	$3,389	114	15	$1,556

Carlyle	252	45	$14,056	170	40	$8,210

Note: The columns may not sum as some investments cross segment lines, but are only counted one time for Carlyle results.

1 LTM, or last twelve months, refers to the period Q4 2013 through Q3 2014.

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Carlyle All Segment Results

—	Distributable Earnings (DE): $159 million for Q3 2014 and $1.1 billion on an LTM basis

o	Distributable Earnings were $1,067 million on an LTM basis, 70% higher than the 12-month period ended Q3 2013. On a post-tax basis, Carlyle generated DE of $0.44 per common unit for Q3 2014.

o	Fee-Related Earnings (FRE) were $62 million for Q3 2014 and increased from $44 million in Q3 2013 due to higher management and transaction fees, partially offset by higher compensation expense. FRE was $218 million on an LTM basis, 29% higher than the 12-month period ended Q3 2013. FRE for Q3 2014 was positively impacted by $25 million in catch up management fee revenue and $18 million in net transaction fees.

o	Realized Net Performance Fees were $99 million for Q3 2014, compared to $61 million in Q3 2013. For Q3 2014, realized net performance fees were positively impacted by exits in Beats Electronics, Healthscope, Booz Allen, HD Supply, ADA Cosmetics and our first realized carry from U.S. Realty Partners VI. Realized net performance fees were $829 million on an LTM basis, 85% higher than the 12-month period ended Q3 2013.

o	Realized Investment Loss was ($3) million in Q3 2014, driven by losses on certain international real estate investments.

—	Economic Net Income (ENI): $166 million for Q3 2014 and $1.4 billion on an LTM basis

o	Economic Net Income was $1,381 million on an LTM basis, 49% higher than the 12-month period ended Q3 2013. On a post-tax basis, Carlyle generated $0.55 in ENI per Adjusted Unit for Q3 2014. The ENI tax benefit was $11 million in Q3 2014, primarily driven by a decreased level of tax due to the reversal of unrealized carry at AlpInvest and to a lesser extent from the higher availability of foreign tax credits. Year to date, Carlyle has generated $2.13 in ENI per Adjusted Unit.

o	Q3 2014 ENI was positively impacted by appreciation of 3% in Carlyle’s carry fund portfolio, partially offset by results from our hedge fund partnerships and certain AlpInvest co-investment and secondary fund vehicles. Corporate Private Equity carry funds appreciated 3%, Global Market Strategies carry funds by 6% and Real Assets carry funds by 2% compared to the end of Q2 2014. Carry fund appreciation was 19% on an LTM basis.

The Carlyle Group L.P. - All Segments	Period					LTM	% Change

$ in millions, except per unit data and where noted	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 13-Q3 14	QoQ	YoY	LTM

Revenues	615	1,394	897	900	577	3,767	(36%)	(6%)	52%
Expenses	420	818	575	582	411	2,386	(29%)	(2%)	54%
Economic Net Income	195	576	322	318	166	1,381	(48%)	(15%)	49%

Fee-Related Earnings	44	39	37	80	62	218	(23%)	40%	29%

Net Performance Fees	157	592	307	262	124	1,284	(53%)	(21%)	68%

Realized Net Performance Fees	61	357	141	232	99	829	(57%)	62%	85%

Distributable Earnings	105	401	183	324	159	1,067	(51%)	51%	70%

Distributable Earnings per common unit (after taxes)	$0.32	$1.18	$0.52	$0.93	$0.44
Distribution per common unit	$0.16	$1.40	$0.16	$0.16	$0.16
Total Assets Under Management ($ in billions)	185.0	188.8	198.9	202.7	202.6		(0%)	9%	9%
Fee-Earning Assets Under Management ($ in billions)	137.9	139.9	142.1	145.6	140.2		(4%)	2%	2%

Note: Totals may not sum due to rounding.

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Assets Under Management and Remaining Fair Value of Capital

—	Total Assets Under Management: $202.6 billion as of Q3 2014 (+9% LTM)

o	Major drivers of change versus Q2 2014: New capital commitments (+$4.6 billion), market appreciation (+$3.3 billion), changes in CLO/other structured products par value (+$1.2 billion), offset by net distributions (-$5.7 billion) and foreign exchange (-$3.6 billion).

o	Total Dry Powder of $56.4 billion as of Q3 2014, comprised of $22.8 billion in Corporate Private Equity, $1.4 billion in Global Market Strategies, $14.5 billion in Real Assets and $17.6 billion in Solutions.

—	Fee-Earning Assets Under Management: $140.2 billion as of Q3 2014 (+2% LTM)

o	Major drivers of change versus Q2 2014: inflows including fee-paying commitments (+$3.1 billion), changes in CLO/other structured products par value (+$0.2 billion) and net subscriptions (+$0.2 billion), offset by net distributions and outflows (-$5.0 billion), foreign exchange (-$3.5 billion) and market depreciation (-$0.5 billion).

o	Since the end of Q2 2014, Fee-Earning AUM was positively impacted by the addition of new commitments in Carlyle’s latest vintage Europe and Asia buyout funds, our new international energy fund and our latest vintage U.S. real estate fund, in addition to other fundraising activity across the Carlyle platform.

—	Remaining Fair Value of Capital (carry funds only) as of Q3 2014: $66.2 billion

o	Current Multiple of Invested Capital (MOIC) of remaining fair value of capital: 1.3x.

o	Remaining fair value of capital in the ground in investments made in 2009 or earlier: 31% of total fair value.

o	AUM in-carry ratio as of the end of Q3 2014: 70%.

(1) Fair value of remaining carry fund capital in the ground, by vintage. Totals may not sum due to rounding.

Data as of September 30, 2014.

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Non-GAAP Operating Results

Carlyle’s non-GAAP results for Q3 2014 are provided in the table below:

Carlyle Group Summary
$ in millions, except unit and per unit amounts

Economic Net income	Q3 2014

Economic Net Income (pre-tax)	$165.8
Plus: Benefit for income taxes (1)	11.4

Economic Net Income, After Taxes	$177.2

Adjusted Units (in millions) (2)	323.8

Economic Net Income, After Taxes per Adjusted Unit	$0.55

Distributable Earnings

Distributable Earnings	$158.6
Less: Estimated foreign, state, and local taxes (3)	15.7

Distributable Earnings, After Taxes	$142.9

Allocating Distributable Earnings for only public unitholders of The Carlyle Group L.P.

Distributable Earnings to The Carlyle Group L.P.	$30.4
Less: Estimated current corporate income taxes (4)	0.9

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$29.5

Units in public float (in millions)(5)	67.8

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding	$0.44

(1) Represents the implied benefit for income taxes that was calculated using a similar methodology applied in calculating the tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(2) For information regarding our calculation of Adjusted Units, please see page 29.

(3) Represents the implied provision for current income taxes that was calculated using a similar methodology applied in calculating the current tax provision for The Carlyle Group L.P., without any reduction for noncontrolling interests.

(4) Represents current corporate income taxes payable upon distributable earnings allocated to Carlyle Holdings I GP Inc. and estimated current Tax Receivable Agreement payments owed.

(5) Includes 391,270 common units that we estimate will be issued in October and November 2014 in connection with the vesting of deferred restricted common units and in connection with an acquisition earnout. These newly issued units are included in this calculation because they will participate in the unitholder distribution that will be paid in November 2014.

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Corporate Private Equity (CPE)

—	Distributable Earnings (DE): $117 million for Q3 2014 and $813 million on an LTM basis, 150% higher than the 12-month period ended Q3 2013. The following components impacted DE in Q3 2014:

o	Fee-Related Earnings were $38 million in Q3 2014 and $100 million on an LTM basis. During Q3 2014, Carlyle benefitted from $20 million in catch up fee revenue largely associated with fundraising in our latest vintage Europe and Asia buyout funds and $17 million in transaction fees net of management fee offsets to our fund investors.

o	Realized Net Performance Fees were $72 million for Q3 2014 and $692 million on an LTM basis, compared to $45 million for Q3 2013. Carlyle Partners V generated the majority of CPE’s realized net performance fee revenue, while Carlyle Europe Technology Partners II and certain co-investment vehicles also contributed to realized net performance fees.

—	Economic Net Income (ENI): $159 million for Q3 2014 and $1.2 billion on an LTM basis, 87% higher than the 12-month period ended Q3 2013.

o	CPE carry fund valuations increased 3% in Q3 2014 and 25% on an LTM basis, compared to an increase of 5% for Q3 2013.

o	Net Performance Fees of $124 million for Q3 2014 and $1,072 million on an LTM basis, compared to $147 million for Q3 2013.

—	Total Assets Under Management (AUM): $63.6 billion as of Q3 2014 (+2% LTM)

o	Funds Raised in Q3 2014 of $1.6 billion were largely driven by additional closings of our latest vintage Asia, Europe and Japan buyout funds, as well as our latest Europe technology fund.

o	Fee-Earning Assets Under Management were $42.0 billion as of Q3 2014, generally in line with the $41.9 billion as of Q3 2013, with $7.0 billion in inflows including fee paying commitments, largely offset by $6.4 billion in outflows, including distributions and basis step downs, and $0.6 billion in foreign exchange loss.

Corporate Private Equity	Period					LTM	% Change

$ in millions, except where noted	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 13 - Q3 14	QoQ	YoY	LTM

Economic Net Income	159	549	258	208	159	1,174	(23%)	(0%)	87%

Fee-Related Earnings	8	4	12	45	38	100	(15%)	407%	324%

Net Performance Fees	147	535	246	167	124	1,072	(26%)	(16%)	82%

Realized Net Performance Fees	45	271	133	215	72	692	(66%)	62%	134%

Distributable Earnings	54	286	148	262	117	813	(55%)	118%	150%

Total Assets Under Management ($ in billions)	62.2	64.9	64.5	64.5	63.6		(1%)	2%	2%
Fee-Earning Assets Under Management ($ in billions)	41.9	43.0	42.9	43.0	42.0		(3%)	0%	0%

Note: Totals may not sum due to rounding.

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Global Market Strategies (GMS)

Note: Funds Raised excludes acquisitions, but includes hedge funds, mutual funds and CLOs other structured products. Equity Invested and Realized Proceeds are for carry funds

—	Distributable Earnings (DE): $23 million for Q3 2014 and $170 million on an LTM basis, 14% lower than the 12-month period ended Q3 2013. The following components impacted DE in Q3 2014:

o	Fee-Related Earnings were $14 million in Q3 2014 and $68 million on an LTM basis, compared to $17 million in Q3 2013. The decline in Q3 2014 was driven primarily by higher compensation expense, partially offset by lower general and administrative expenditures.

o	Realized Net Performance Fees were $5 million for Q3 2014 and $93 million on an LTM basis, compared to $5 million for Q3 2013. In Q3 2014, realized net performance fees were generated from our distressed carry funds, certain hedge fund strategies, the business development company and other GMS vehicles.

o	Realized Investment Income was $4 million for Q3 2014 and $8 million on an LTM basis.

—	Economic Net Income (ENI): $1 million for Q3 2014 and $168 million on an LTM basis, 24% lower than the 12-month period ended Q3 2013

o	GMS carry fund valuations increased 6% in Q3 2014, compared with 2% appreciation in Q3 2013. The asset-weighted hedge fund performance of our reported funds was -2.1% in Q3 2014, and subsequently declined further based on events announced after markets closed on September 30.

o	Net Performance Fees of ($8) million for Q3 2014 and $102 million on an LTM basis, compared to ($12) million for Q3 2013. Unrealized performance fees were negatively impacted by the reversal of substantially all accrued hedge fund performance fees generated earlier in 2014.

—	Total Assets Under Management (AUM): $38.9 billion as of Q3 2014 (+10% LTM)

o	Fee-Earning AUM of $34.8 billion increased 3% versus Q3 2013.

o	Total hedge fund AUM ended Q3 2014 at $14.7 billion.

o	GMS carry fund AUM ended Q3 2014 at $4.1 billion.

o	Total structured credit/other structured products AUM ended Q3 2014 at $19.3 billion.

o	Total business development company AUM ended Q3 2014 at $0.7 billion.

o	Total mutual fund AUM ended Q3 2014 at $0.1 billion.

Global Market Strategies	Period					LTM	% Change

$ in millions, except where noted	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 13 - Q3 14	QoQ	YoY	LTM

Economic Net Income	10	67	56	44	1	168	(97%)	(88%)	(24%)

Fee-Related Earnings	17	21	17	17	14	68	(19%)	(21%)	(29%)

Net Performance Fees	(12)	43	39	28	(8)	102	(129%)	30%	(6%)

Realized Net Performance Fees	5	79	5	4	5	93	24%	4%	15%

Distributable Earnings	24	102	22	22	23	170	2%	(5%)	(14%)

Total Assets Under Management ($ in billions)	35.4	35.5	36.5	38.2	38.9		2%	10%	10%

Fee-Earning Assets Under Management ($ in billions)	33.7	33.4	34.3	35.4	34.8		(2%)	3%	3%

Funds Raised, excluding hedge funds ($ in billions)	1.1	0.7	1.5	1.7	1.4	5.4	(15%)	26%
Hedge Fund Net Inflows ($ in billions)	0.4	(0.2)	0.3	0.5	0.3	0.9	(36%)	(26%)

Note: Totals may not sum due to rounding. Funds Raised excludes the impact of acquisitions.

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Real Assets (RA)

Note: Funds Raised excludes acquisitions. Equity Invested and Realized Proceeds are  for carry funds only.

—	Distributable Earnings (DE): $8 million for Q3 2014 and $34 million on an LTM basis, 53% lower than the 12-month period ended Q3 2013. The following components impacted DE in Q3 2014:

o	Fee-Related Earnings were $3 million in Q3 2014 and $14 million on an LTM basis, compared to $7 million in Q3 2013. The decrease is primarily attributable to higher fundraising costs associated with our international energy fund and our latest U.S. real estate fund. In Q3 2014, Real Assets generated $4 million in catch up management fee revenue, driven primarily from additional closings in the international energy fund and latest U.S. real estate fund.

o	Realized Net Performance Fees were $19 million for Q3 2014 and $29 million on an LTM basis, compared to $9 million for Q3 2013. During Q3 2014, Carlyle Realty Partners VI realized net performance fees of $14 million, the first realized performance fees generated by this fund.

o	Realized Investment Loss was ($13) million during Q3 2014, largely attributable to realized losses on investments in Urbplan and a mezzanine loan investment to one of our European real estate funds.

—	Economic Net Income/(Loss) (ENI): $11 million for Q3 2014 and ($48) million on an LTM basis, compared to $25 million in the 12-month period ended Q3 2013.

o	Real Assets carry fund valuations appreciated 2% in Q3 2014, compared to 1% in Q3 2013.

o	Net Performance Fees of $20 million for Q3 2014 and $55 million on an LTM basis, compared to $10 million for Q3 2013.

o	Unrealized investment income of $7 million for Q3 2014 resulted primarily from the reclassification of a prior unrealized loss to a realized loss during the third quarter.

—	Total Assets Under Management (AUM): $45.8 billion as of Q3 2014 (+17% LTM)

o	Funds Raised in Q3 2014 of $3.0 billion were driven largely by closings in our latest vintage U.S. real estate and power funds, the international energy fund and NGP’s latest vintage energy fund, NGP XI.

o	Fee-Earning AUM of $28.2 billion declined by 1% versus Q3 2013. Fee-Earning AUM does not include $3.3 billion of funds raised for NGP XI through Q3 2014. NGP XI fees will be based on invested capital until January 1, 2016, after which fees will be based on committed capital.

Real Assets	Period					LTM	% Change

$ in millions, except where noted	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014	Q4 13 - Q3 14	QoQ	YoY	LTM

Economic Net Income (Loss)	0	(65)	(17)	23	11	(48)	(53%)	NM	NM

Fee-Related Earnings	7	3	(0)	9	3	14	(70%)	(62%)	(35%)

Net Performance Fees	10	(3)	6	33	20	55	(38%)	106%	37%

Realized Net Performance Fees	9	1	0	9	19	29	108%	113%	(56%)

Distributable Earnings	12	(2)	2	26	8	34	(69%)	(30%)	(53%)

Total Assets Under Management ($ in billions)	39.0	38.7	40.7	43.3	45.8		6%	17%	17%
Fee-Earning Assets Under Management ($ in billions)	28.5	28.4	27.4	27.9	28.2		1%	(1%)	(1%)

Note: Totals may not sum due to rounding.

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Solutions

—	Distributable Earnings (DE): $11 million for Q3 2014 and $51 million on an LTM basis, 55% higher than the 12-month period ended Q3 2013.

o	Fee-Related Earnings were $8 million for Q3 2014 and $36 million on an LTM basis, compared to $12 million in Q3 2013, with the decline due to higher compensation expenses and general and administrative expenses related to investments in the Solutions infrastructure to integrate the various business lines.

o	Realized Net Performance Fees were $3 million for Q3 2014 and $15 million on an LTM basis.

—	Economic Net Income/(Loss) (ENI): ($5) million for Q3 2014 and $87 million on an LTM basis, compared to $25 million in Q3 2013.

o	Economic Net Income, on an LTM basis, increased 62% over the 12-month period ended Q3 2013, largely driven by higher performance fees at AlpInvest and the impact of the DGAM and MRE acquisitions.

o	The ($5) million ENI loss in the third quarter was largely due to negative performance fees. Performance fees of ($40) million and net performance fees of ($11) million in Q3 2014 were primarily driven by an AlpInvest co-investment and secondaries fund vehicle moving below its carry threshold, after having exceeded the threshold in Q2 2014.

—	Total Assets Under Management (AUM): $54.3 billion as of Q3 2014 (+12% LTM)

o	Total AUM declined 4% from Q2 2014 due to negative foreign exchange impact of $1.6 billion and distributions of $2.4 billion, partially offset by $1.6 billion in market appreciation.

o	Fee-Earning AUM of $35.3 billion increased 5% versus Q3 2013.

Solutions	Period					LTM	% Change

$ in millions, except where noted	Q3 2013	Q4 2013 (1)	Q1 2014 (2)	Q2 2014	Q3 2014	Q4 13 - Q3 14	QoQ	YoY	LTM

Economic Net Income (Loss)	25	26	24	43	(5)	87	NM	NM	62%

Fee-Related Earnings	12	10	9	9	8	36	(19%)	(38%)	34%

Net Performance Fees	12	16	16	34	(11)	55	NM	NM	100%

Realized Net Performance Fees	3	5	3	4	3	15	(3%)	10%	151%

Distributable Earnings	15	15	11	13	11	51	(15%)	(29%)	55%

Total Assets Under Management ($ in billions)	48.4	49.8	57.2	56.7	54.3		(4%)	12%	12%
Fee-Earning Assets Under Management ($ in billions)	33.7	35.1	37.5	39.4	35.3		(10%)	5%	5%

Note: Totals may not sum due to rounding.

(1) - During Q4 2013, Carlyle acquired Metropolitan Real Estate Equity Management, LLC (MRE). As such, amounts since the acquisition include the financial results of MRE.

(2) - During Q1 2014, Carlyle acquired Diversified Global Asset Management Corporation (DGAM). As such, amounts since the acquisition include the financial results of DGAM.

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Balance Sheet Highlights

The amounts presented below exclude the effect of U.S. GAAP consolidation eliminations on investments and accrued performance fees, as well as cash and debt associated with Carlyle’s consolidated funds. All data is as of September 30, 2014.

—	Cash and Cash Equivalents of $1,394 million.
—	On-balance sheet investments attributable to unitholders of $353 million, excluding the equity investment by Carlyle in NGP Energy Capital Management.
—

Net accrued performance fees attributable to unitholders of $1,993 million. These performance fees are comprised of gross accrued performance fees of $3,759 million, $61 million of performance fees attributable to NGP carry funds, less $52 million in accrued giveback obligation and $1,775 million in accrued performance fee compensation and non-controlling interest.

—	Loans payable and senior notes totaling $1,148 million.

Conference Call

Carlyle will host a conference call at 8:30 a.m. EDT on Wednesday, October 29, 2014 to announce its financial results for the third quarter of 2014.

The call may be accessed by dialing (800) 850-2903 (U.S.) or +1-253-237-1169 (international) and referencing “The Carlyle Group Financial Results Call.” The conference call will be webcast simultaneously via a link on Carlyle’s investor relations website at ir.carlyle.com and an archived replay of the webcast also will be available on the website soon after the live call.

About The Carlyle Group

The Carlyle Group (NASDAQ: CG) is a global alternative asset manager with $203 billion of assets under management across 129 funds and 141 fund of funds vehicles as of September 30, 2014. Carlyle’s purpose is to invest wisely and create value on behalf of its investors, many of whom are public pensions. Carlyle invests across four segments – Corporate Private Equity, Real Assets, Global Market Strategies and Solutions – in Africa, Asia, Australia, Europe, the Middle East, North America and South America. Carlyle has expertise in various industries, including: aerospace, defense & government services, consumer & retail, energy, financial services, healthcare, industrial, real estate, technology & business services, telecommunications & media and transportation. The Carlyle Group employs 1,700 people in 40 offices across six continents.

Web: www.carlyle.com

Videos: www.youtube.com/onecarlyle

Tweets: www.twitter.com/onecarlyle

Podcasts: www.carlyle.com/about-carlyle/market-commentary

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Contacts:

Public Market Investor Relations

Daniel Harris

Phone: 212-813-4527

daniel.harris@carlyle.com

Media

Tammy Li

Phone: 202-729-5385

tammy.li@carlyle.com

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Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, our financial results, our liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These statements are subject to risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on February 27, 2014, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in our filings with the SEC. We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law.

This release does not constitute an offer for any Carlyle fund.

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The Carlyle Group L.P.

GAAP Statement of Operations (Unaudited)

	Three Months Ended		Nine Months Ended
	Sept 30, 2014	Sept 30, 2013	Sept 30, 2014	Sept 30, 2013
	(Dollars in millions, except unit and per unit data)
Revenues
Fund management fees	$307.4	$257.9	$885.0	$731.5
Performance fees
Realized	176.9	108.6	843.9	564.6
Unrealized	10.5	211.9	506.4	657.4

Total performance fees	187.4	320.5	1,350.3	1,222.0
Investment income (loss)
Realized	(0.5)	(3.1)	29.4	5.4
Unrealized	4.3	8.1	4.2	11.0

Total investment income (loss)	3.8	5.0	33.6	16.4
Interest and other income	9.1	2.7	16.6	9.2
Interest and other income of Consolidated Funds	234.1	302.0	728.5	823.3
Revenue of a consolidated real estate VIE	13.2	-	27.2	-

Total revenues	755.0	888.1	3,041.2	2,802.4

Expenses
Compensation and benefits
Base compensation	190.7	204.2	615.8	556.3
Equity-based compensation	79.7	78.7	262.9	257.0
Performance fee related
Realized	78.4	45.4	368.3	232.2
Unrealized	(14.3)	113.5	316.3	374.5

Total compensation and benefits	334.5	441.8	1,563.3	1,420.0
General, administrative and other expenses	117.4	136.4	370.4	368.1
Interest	14.4	11.7	41.1	33.8
Interest and other expenses of Consolidated Funds	240.1	217.2	756.4	669.0
Interest and other expenses of a consolidated real estate VIE	38.3	-	129.5	-
Other non-operating (income) expense	(39.6)	7.6	(14.0)	1.9

Total expenses	705.1	814.7	2,846.7	2,492.8

Other income
Net investment gains (losses) of Consolidated Funds	125.5	(82.0)	994.5	420.1

Income (Loss) before provision for income taxes	175.4	(8.6)	1,189.0	729.7
Provision (Benefit) for income taxes	(5.9)	17.9	63.9	59.4

Net income (loss)	181.3	(26.5)	1,125.1	670.3
Net income (loss) attributable to non-controlling interests in consolidated entities	53.2	(26.6)	747.4	441.4

Net income attributable to Carlyle Holdings	128.1	0.1	377.7	$228.9
Net income (loss) attributable to non-controlling interests in Carlyle Holdings	102.7	(2.2)	308.2	196.1

Net income attributable to The Carlyle Group L.P.	$25.4	$2.3	$69.5	$32.8

Net income attributable to The Carlyle Group L.P. per common unit
Basic (1)	$0.38	$0.04	$1.11	$0.72

Diluted (1)	$0.35	$0.04	$1.01	$0.65

Weighted-average common units
Basic	66,474,689	47,554,246	61,422,816	45,363,194

Diluted	72,086,875	51,055,564	67,440,601	50,209,620

(1) - Excluded from net income attributable to The Carlyle Group L.P. was approximately $0.3 million and $1.1 million that was allocable to participating securities under the two-class method for the three and nine months ended September 30, 2014, respectively, and $0.2 million for the three and nine months ended September 30, 2013.

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Total Segment Information (Unaudited)

The following table sets forth information in the format used by management when making resource deployment decisions and in assessing the performance of our segments. The information below is the aggregate results of our four segments.

	Three Months Ended			Twelve Months Ended
	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013
	(Dollars in millions)
Segment Revenues
Fund level fee revenues
Fund management fees	$318.8	$281.2	$317.8	$1,207.9	$1,020.1
Portfolio advisory fees, net	4.1	5.0	3.7	22.2	17.7
Transaction fees, net	17.8	5.9	29.5	52.1	37.0

Total fee revenues	340.7	292.1	351.0	1,282.2	1,074.8
Performance fees
Realized	175.3	103.1	410.8	1,419.5	745.2
Unrealized	48.6	219.6	138.3	1,102.9	643.7

Total performance fees	223.9	322.7	549.1	2,522.4	1,388.9
Investment income (loss)
Realized	(2.7)	(0.7)	11.5	20.1	10.2
Unrealized	6.2	(2.1)	(16.2)	(78.9)	(7.3)

Total investment income (loss)	3.5	(2.8)	(4.7)	(58.8)	2.9
Interest and other income	8.5	2.6	4.7	21.6	13.2

Total revenues	576.6	614.6	900.1	3,767.4	2,479.8

Segment Expenses
Compensation and benefits
Direct base compensation	138.3	111.4	131.2	511.8	432.9
Indirect base compensation	47.0	41.2	47.2	183.3	152.1
Equity-based compensation	23.8	4.0	19.5	62.2	11.4
Performance fee related
Realized	75.9	41.8	178.9	590.7	297.2
Unrealized	23.8	123.7	108.5	647.3	325.4

Total compensation and benefits	308.8	322.1	485.3	1,995.3	1,219.0
General, administrative, and other indirect expenses	82.1	80.0	77.0	315.9	273.8
Depreciation and amortization expense	5.4	6.2	5.6	22.0	24.8
Interest expense	14.5	11.8	14.5	52.9	35.8

Total expenses	410.8	420.1	582.4	2,386.1	1,553.4

Economic Net Income	$165.8	$194.5	$317.7	$1,381.3	$926.4

(-) Net Performance Fees	124.2	157.2	261.7	1,284.4	766.3
(-) Investment Income (Loss)	3.5	(2.8)	(4.7)	(58.8)	2.9
(+) Equity-based compensation	23.8	4.0	19.5	62.2	11.4

(=) Fee Related Earnings	$61.9	$44.1	$80.2	$217.9	$168.6

(+) Realized Net Performance Fees	99.4	61.3	231.9	828.8	448.0
(+) Realized Investment Income (Loss)	(2.7)	(0.7)	11.5	20.1	10.2

(=) Distributable Earnings	$158.6	$104.7	$323.6	$1,066.8	$626.8

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Total Segment Information (Unaudited), cont

	Three Months Ended
						Sept 30, 2014 vs.
	Sept 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014
	(Dollars in millions)
Economic Net Income, Total Segments
Revenues
Segment fee revenues
Fund management fees	$281.2	$283.5	$287.8	$317.8	$318.8	$37.6	$1.0
Portfolio advisory fees, net	5.0	10.6	3.8	3.7	4.1	(0.9)	0.4
Transaction fees, net	5.9	1.6	3.2	29.5	17.8	11.9	(11.7)

Total fee revenues	292.1	295.7	294.8	351.0	340.7	48.6	(10.3)
Performance fees
Realized	103.1	584.0	249.4	410.8	175.3	72.2	(235.5)
Unrealized	219.6	560.3	355.7	138.3	48.6	(171.0)	(89.7)

Total performance fees	322.7	1,144.3	605.1	549.1	223.9	(98.8)	(325.2)
Investment income (loss)
Realized	(0.7)	6.0	5.3	11.5	(2.7)	(2.0)	(14.2)
Unrealized	(2.1)	(55.7)	(13.2)	(16.2)	6.2	8.3	22.4

Total investment income (loss)	(2.8)	(49.7)	(7.9)	(4.7)	3.5	6.3	8.2
Interest and other income	2.6	3.9	4.5	4.7	8.5	5.9	3.8

Total revenues	614.6	1,394.2	896.5	900.1	576.6	(38.0)	(323.5)

Expenses
Compensation and benefits
Direct base compensation	111.4	115.6	126.7	131.2	138.3	26.9	7.1
Indirect base compensation	41.2	43.0	46.1	47.2	47.0	5.8	(0.2)
Equity-based compensation	4.0	4.9	14.0	19.5	23.8	19.8	4.3
Performance fee related
Realized	41.8	227.3	108.6	178.9	75.9	34.1	(103.0)
Unrealized	123.7	325.1	189.9	108.5	23.8	(99.9)	(84.7)

Total compensation and benefits	322.1	715.9	485.3	485.3	308.8	(13.3)	(176.5)
General, administrative, and other indirect expenses	80.0	85.1	71.7	77.0	82.1	2.1	5.1
Depreciation and amortization expense	6.2	5.6	5.4	5.6	5.4	(0.8)	(0.2)
Interest expense	11.8	11.7	12.2	14.5	14.5	2.7	-

Total expenses	420.1	818.3	574.6	582.4	410.8	(9.3)	(171.6)

Economic Net Income	$194.5	$575.9	$321.9	$317.7	$165.8	$(28.7)	$(151.9)

(-) Net Performance Fees	157.2	591.9	306.6	261.7	124.2	(33.0)	(137.5)
(-) Investment Income (Loss)	(2.8)	(49.7)	(7.9)	(4.7)	3.5	6.3	8.2
(+) Equity-based compensation	4.0	4.9	14.0	19.5	23.8	19.8	4.3

(=) Fee Related Earnings	$44.1	$38.6	$37.2	$80.2	$61.9	$17.8	$(18.3)

(+) Realized Net Performance Fees	61.3	356.7	140.8	231.9	99.4	38.1	(132.5)
(+) Realized Investment Income (Loss)	(0.7)	6.0	5.3	11.5	(2.7)	(2.0)	(14.2)

(=) Distributable Earnings	$104.7	$401.3	$183.3	$323.6	$158.6	$53.9	$(165.0)

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Corporate Private Equity Segment Results (Unaudited)

	Three Months Ended
						Sept 30, 2014 vs.
	Sept 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014
Corporate Private Equity	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$131.0	$123.5	$129.8	$147.2	$151.5	$20.5	$4.3
Portfolio advisory fees, net	4.7	9.5	3.5	3.3	3.8	(0.9)	0.5
Transaction fees, net	5.7	0.6	3.2	29.4	17.0	11.3	(12.4)

Total fee revenues	141.4	133.6	136.5	179.9	172.3	30.9	(7.6)
Performance fees
Realized	79.1	471.7	234.7	387.7	125.0	45.9	(262.7)
Unrealized	182.2	538.1	212.9	(76.2)	100.8	(81.4)	177.0

Total performance fees	261.3	1,009.8	447.6	311.5	225.8	(35.5)	(85.7)
Investment income (loss)
Realized	1.6	10.7	1.9	2.0	6.4	4.8	4.4
Unrealized	5.5	(0.3)	5.4	4.0	3.8	(1.7)	(0.2)

Total investment income (loss)	7.1	10.4	7.3	6.0	10.2	3.1	4.2
Interest and other income	1.5	2.3	2.2	1.8	4.7	3.2	2.9

Total revenues	411.3	1,156.1	593.6	499.2	413.0	1.7	(86.2)

Expenses
Compensation and benefits
Direct base compensation	53.9	53.7	59.5	62.9	67.0	13.1	4.1
Indirect base compensation	27.6	25.6	22.0	25.5	25.9	(1.7)	0.4
Equity-based compensation	2.1	1.5	7.1	10.1	12.9	10.8	2.8
Performance fee related
Realized	34.6	200.4	101.3	172.4	52.7	18.1	(119.7)
Unrealized	79.8	274.0	100.5	(27.8)	49.4	(30.4)	77.2

Total compensation and benefits	198.0	555.2	290.4	243.1	207.9	9.9	(35.2)
General, administrative, and other indirect expenses	43.7	42.6	35.4	37.7	35.5	(8.2)	(2.2)
Depreciation and amortization expense	3.3	3.0	2.7	2.7	2.7	(0.6)	-
Interest expense	6.9	6.7	6.7	8.0	7.9	1.0	(0.1)

Total expenses	251.9	607.5	335.2	291.5	254.0	2.1	(37.5)

Economic Net Income	$159.4	$548.6	$258.4	$207.7	$159.0	$(0.4)	$(48.7)

(-) Net Performance Fees	146.9	535.4	245.8	166.9	123.7	(23.2)	(43.2)
(-) Investment Income	7.1	10.4	7.3	6.0	10.2	3.1	4.2
(+) Equity-based compensation	2.1	1.5	7.1	10.1	12.9	10.8	2.8

(=) Fee Related Earnings	$7.5	$4.3	$12.4	$44.9	$38.0	$30.5	$(6.9)

(+) Realized Net Performance Fees	44.5	271.3	133.4	215.3	72.3	27.8	(143.0)
(+) Realized Investment Income	1.6	10.7	1.9	2.0	6.4	4.8	4.4

(=) Distributable Earnings	$53.6	$286.3	$147.7	$262.2	$116.7	$63.1	$(145.5)

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Global Market Strategies Segment Results (Unaudited)

	Three Months Ended
						Sept 30, 2014 vs.
	Sept 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014
Global Market Strategies	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$65.7	$69.4	$63.2	$64.1	$65.6	$(0.1)	$1.5
Portfolio advisory fees, net	0.1	0.6	0.1	0.1	0.2	0.1	0.1
Transaction fees, net	-	-	-	-	0.2	0.2	0.2

Total fee revenues	65.8	70.0	63.3	64.2	66.0	0.2	1.8
Performance fees
Realized	5.8	104.1	8.3	6.7	11.3	5.5	4.6
Unrealized	(13.6)	(41.3)	49.5	45.6	(10.8)	2.8	(56.4)

Total performance fees	(7.8)	62.8	57.8	52.3	0.5	8.3	(51.8)
Investment income (loss)
Realized	2.0	1.4	1.3	1.4	4.1	2.1	2.7
Unrealized	3.2	2.1	1.9	1.2	(4.3)	(7.5)	(5.5)

Total investment income (loss)	5.2	3.5	3.2	2.6	(0.2)	(5.4)	(2.8)
Interest and other income	0.7	0.9	1.3	1.5	1.9	1.2	0.4

Total revenues	63.9	137.2	125.6	120.6	68.2	4.3	(52.4)

Expenses
Compensation and benefits
Direct base compensation	23.6	25.4	27.5	26.3	29.9	6.3	3.6
Indirect base compensation	4.6	6.9	6.0	6.0	6.9	2.3	0.9
Equity-based compensation	0.6	1.4	2.7	3.2	4.0	3.4	0.8
Performance fee related
Realized	0.8	24.9	3.8	2.5	6.1	5.3	3.6
Unrealized	3.1	(5.2)	14.8	21.6	2.6	(0.5)	(19.0)

Total compensation and benefits	32.7	53.4	54.8	59.6	49.5	16.8	(10.1)
General, administrative, and other indirect expenses	17.8	14.1	11.6	13.0	14.0	(3.8)	1.0
Depreciation and amortization expense	1.2	1.0	0.9	1.0	1.0	(0.2)	-
Interest expense	2.1	2.2	2.1	2.6	2.5	0.4	(0.1)

Total expenses	53.8	70.7	69.4	76.2	67.0	13.2	(9.2)

Economic Net Income	$10.1	$66.5	$56.2	$44.4	$1.2	$(8.9)	$(43.2)

(-) Net Performance Fees	(11.7)	43.1	39.2	28.2	(8.2)	3.5	(36.4)
(-) Investment Income (Loss)	5.2	3.5	3.2	2.6	(0.2)	(5.4)	(2.8)
(+) Equity-based compensation	0.6	1.4	2.7	3.2	4.0	3.4	0.8

(=) Fee Related Earnings	$17.2	$21.3	$16.5	$16.8	$13.6	$(3.6)	$(3.2)

(+) Realized Net Performance Fees	5.0	79.2	4.5	4.2	5.2	0.2	1.0
(+) Realized Investment Income	2.0	1.4	1.3	1.4	4.1	2.1	2.7

(=) Distributable Earnings	$24.2	$101.9	$22.3	$22.4	$22.9	$(1.3)	$0.5

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Real Assets Segment Results (Unaudited)

	Three Months Ended
						Sept 30, 2014 vs.
	Sept 30, 2013	Dec 31, 2013	Mar 31, 2014	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014
Real Assets	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$47.3	$48.2	$50.3	$59.6	$55.7	$8.4	$(3.9)
Portfolio advisory fees, net	0.2	0.5	0.2	0.3	0.1	(0.1)	(0.2)
Transaction fees, net	0.2	1.0	-	0.1	0.6	0.4	0.5

Total fee revenues	47.7	49.7	50.5	60.0	56.4	8.7	(3.6)
Performance fees
Realized	12.5	(3.6)	0.5	9.4	28.4	15.9	19.0
Unrealized	12.1	15.2	14.0	46.4	9.5	(2.6)	(36.9)

Total performance fees	24.6	11.6	14.5	55.8	37.9	13.3	(17.9)
Investment income (loss)
Realized	(4.3)	(6.1)	2.1	8.1	(13.2)	(8.9)	(21.3)
Unrealized	(10.9)	(57.6)	(20.6)	(21.6)	6.7	17.6	28.3

Total investment income (loss)	(15.2)	(63.7)	(18.5)	(13.5)	(6.5)	8.7	7.0
Interest and other income	0.4	0.7	0.7	1.2	1.4	1.0	0.2

Total revenues	57.5	(1.7)	47.2	103.5	89.2	31.7	(14.3)

Expenses
Compensation and benefits
Direct base compensation	17.1	17.0	18.7	21.3	20.7	3.6	(0.6)
Indirect base compensation	7.9	8.6	14.3	11.7	9.9	2.0	(1.8)
Equity-based compensation	1.2	1.6	3.5	5.1	5.4	4.2	0.3
Performance fee related
Realized	3.8	(4.5)	0.2	0.5	9.9	6.1	9.4
Unrealized	11.1	19.1	8.4	22.8	8.0	(3.1)	(14.8)

Total compensation and benefits	41.1	41.8	45.1	61.4	53.9	12.8	(7.5)
General, administrative, and other indirect expenses	12.8	18.7	15.5	15.7	21.1	8.3	5.4
Depreciation and amortization expense	1.0	1.0	0.9	0.9	0.8	(0.2)	(0.1)
Interest expense	2.2	2.2	2.2	2.5	2.6	0.4	0.1

Total expenses	57.1	63.7	63.7	80.5	78.4	21.3	(2.1)

Economic Net Income (Loss)	$0.4	$(65.4)	$(16.5)	$23.0	$10.8	$10.4	$(12.2)

(-) Net Performance Fees	9.7	(3.0)	5.9	32.5	20.0	10.3	(12.5)
(-) Investment Income (Loss)	(15.2)	(63.7)	(18.5)	(13.5)	(6.5)	8.7	7.0
(+) Equity-based compensation	1.2	1.6	3.5	5.1	5.4	4.2	0.3

(=) Fee Related Earnings	$7.1	$2.9	$(0.4)	$9.1	$2.7	$(4.4)	$(6.4)

(+) Realized Net Performance Fees	8.7	0.9	0.3	8.9	18.5	9.8	9.6
(+) Realized Investment Income (Loss)	(4.3)	(6.1)	2.1	8.1	(13.2)	(8.9)	(21.3)

(=) Distributable Earnings	$11.5	$(2.3)	$2.0	$26.1	$8.0	$(3.5)	$(18.1)

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Solutions Segment Results (Unaudited)

	Three Months Ended
						Sept 30, 2014 vs.
	Sept 30, 2013	Dec 31, 2013 (1)	Mar 31, 2014 (2)	Jun 30, 2014	Sept 30, 2014	Sept 30, 2013	Jun 30, 2014
Solutions	(Dollars in millions)

Revenues
Segment fee revenues
Fund management fees	$37.2	$42.4	$44.5	$46.9	$46.0	$8.8	$(0.9)
Portfolio advisory fees, net	-	-	-	-	-	-	-
Transaction fees, net	-	-	-	-	-	-	-

Total fee revenues	37.2	42.4	44.5	46.9	46.0	8.8	(0.9)
Performance fees
Realized	5.7	11.8	5.9	7.0	10.6	4.9	3.6
Unrealized	38.9	48.3	79.3	122.5	(50.9)	(89.8)	(173.4)

Total performance fees	44.6	60.1	85.2	129.5	(40.3)	(84.9)	(169.8)
Investment income
Realized	-	-	-	-	-	-	-
Unrealized	0.1	0.1	0.1	0.2	-	(0.1)	(0.2)

Total investment income	0.1	0.1	0.1	0.2	-	(0.1)	(0.2)
Interest and other income	-	-	0.3	0.2	0.5	0.5	0.3

Total revenues	81.9	102.6	130.1	176.8	6.2	(75.7)	(170.6)

Expenses
Compensation and benefits
Direct base compensation	16.8	19.5	21.0	20.7	20.7	3.9	-
Indirect base compensation	1.1	1.9	3.8	4.0	4.3	3.2	0.3
Equity-based compensation	0.1	0.4	0.7	1.1	1.5	1.4	0.4
Performance fee related
Realized	2.6	6.5	3.3	3.5	7.2	4.6	3.7
Unrealized	29.7	37.2	66.2	91.9	(36.2)	(65.9)	(128.1)

Total compensation and benefits	50.3	65.5	95.0	121.2	(2.5)	(52.8)	(123.7)
General, administrative, and other indirect expenses	5.7	9.7	9.2	10.6	11.5	5.8	0.9
Depreciation and amortization expense	0.7	0.6	0.9	1.0	0.9	0.2	(0.1)
Interest expense	0.6	0.6	1.2	1.4	1.5	0.9	0.1

Total expenses	57.3	76.4	106.3	134.2	11.4	(45.9)	(122.8)

Economic Net Income (Loss)	$24.6	$26.2	$23.8	$42.6	$(5.2)	$(29.8)	$(47.8)

(-) Net Performance Fees	12.3	16.4	15.7	34.1	(11.3)	(23.6)	(45.4)
(-) Investment Income	0.1	0.1	0.1	0.2	-	(0.1)	(0.2)
(+) Equity-based compensation	0.1	0.4	0.7	1.1	1.5	1.4	0.4

(=) Fee Related Earnings	$12.3	$10.1	$8.7	$9.4	$7.6	$(4.7)	$(1.8)
(+) Realized Net Performance Fees	3.1	5.3	2.6	3.5	3.4	0.3	(0.1)
(+) Realized Investment Income	-	-	-	-	-	-	-

(=) Distributable Earnings	$15.4	$15.4	$11.3	$12.9	$11.0	$(4.4)	$(1.9)

(1) - During Q4 2013, Carlyle acquired Metropolitan Real Estate Equity Management, LLC (MRE). As such, amounts since the acquisition include the financial results of MRE.

(2) - During Q1 2014, Carlyle acquired Diversified Global Asset Management Corporation (DGAM). As such, amounts since the acquisition include the financial results of DGAM.

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Total Assets Under Management Roll Forward (Unaudited)

	Corporate Private Equity			Global Market Strategies (8)			Real Assets			Solutions (9)			Total
(USD in millions)	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM	Available Capital	Fair Value of Capital	Total AUM

Balance, As of June 30, 2014	$23,284	$41,198	$64,482	$1,418	$36,821	$38,239	$12,310	$30,986	$43,296	$19,302	$37,426	$56,728	$56,314	$146,431	$202,745
Commitments (1)	1,350	-	1,350	25	-	25	3,035	-	3,035	145	-	145	4,555	-	4,555
Capital Called, net (2)	(2,137)	1,919	(218)	(263)	445	182	(981)	973	(8)	(1,254)	1,138	(116)	(4,635)	4,475	(160)
Distributions (3)	582	(2,966)	(2,384)	272	(414)	(142)	221	(1,049)	(828)	124	(2,491)	(2,367)	1,199	(6,920)	(5,721)
Subscriptions, net of Redemptions (4)	-	-	-	-	319	319	-	-	-	-	(31)	(31)	-	288	288
Changes in CLO collateral balances (5)	-	-	-	-	1,245	1,245	-	-	-	-	-	-	-	1,245	1,245
Market Appreciation/ (Depreciation) (6)	-	1,538	1,538	-	(387)	(387)	-	531	531	-	1,571	1,571	-	3,253	3,253
Foreign Exchange and other (7)	(326)	(863)	(1,189)	(4)	(553)	(557)	(44)	(202)	(246)	(704)	(940)	(1,644)	(1,078)	(2,558)	(3,636)

Balance, As of September 30, 2014	$22,753	$40,826	$63,579	$1,448	$37,476	$38,924	$14,541	$31,239	$45,780	$17,613	$36,673	$54,286	$56,355	$146,214	$202,569

Balance, As of September 30, 2013	$22,815	$39,360	$62,175	$1,640	$33,780	$35,420	$9,113	$29,877	$38,990	$17,579	$30,860	$48,439	$51,147	$133,877	$185,024
Acquisitions	-	-	-	-	78	78	-	-	-	622	4,514	5,136	622	4,592	5,214
Commitments (1)	6,561	-	6,561	149	-	149	7,833	-	7,833	4,653	-	4,653	19,196	-	19,196
Capital Called, net (2)	(7,722)	7,051	(671)	(861)	1,416	555	(3,713)	4,107	394	(5,109)	4,876	(233)	(17,405)	17,450	45
Distributions (3)	1,469	(15,156)	(13,687)	524	(913)	(389)	1,348	(7,458)	(6,110)	451	(10,251)	(9,800)	3,792	(33,778)	(29,986)
Subscriptions, net of Redemptions (4)	-	-	-	-	683	683	-	-	-	-	(230)	(230)	-	453	453
Changes in CLO collateral balances (5)	-	-	-	-	2,283	2,283	-	-	-	-	-	-	-	2,283	2,283
Market Appreciation/(Depreciation) (6)	-	10,303	10,303	-	624	624	-	4,872	4,872	-	7,500	7,500	-	23,299	23,299
Foreign Exchange and other (7)	(370)	(732)	(1,102)	(4)	(475)	(479)	(40)	(159)	(199)	(583)	(596)	(1,179)	(997)	(1,962)	(2,959)

Balance, As of September 30, 2014	$22,753	$40,826	$63,579	$1,448	$37,476	$38,924	$14,541	$31,239	$45,780	$17,613	$36,673	$54,286	$56,355	$146,214	$202,569

(1) Represents capital raised by our carry funds, NGP management fee funds, and fund of funds vehicles, net of expired available capital.

(2) Represents capital called by our carry funds, NGP management fee funds, and fund of funds vehicles, net of fund fees and expenses and investments in our business development companies. Equity invested amounts may vary from capital called due to timing differences between investment acquisition and capital call dates.

(3) Represents distributions from our carry funds, NGP management fee funds, and fund of funds vehicles, net of amounts recycled and distributions from our business development companies. Distributions are based on when proceeds are actually distributed to investors, which may differ from when they are realized.

(4) Represents the net result of subscriptions to and redemptions from our hedge funds, mutual funds, and fund of hedge funds vehicles.

(5) Represents the change in the aggregate collateral balance and principal cash at par of the CLOs/structured products.

(6) Market Appreciation/(Depreciation) represents realized and unrealized gains (losses) on portfolio investments and changes in the net asset value of our hedge funds, mutual funds, and fund of hedge funds vehicles.

(7) Represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds and other changes in Total AUM. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(8) Ending balance is comprised of approximately $19.3 billion from our structured credit/other structured product funds, $14.7 billion in our hedge funds, $4.1 billion (including $1.4 billion of Available Capital) in our carry funds, $0.7 billion from our business development companies, and $0.1 billion in our mutual funds.

(9) The fair market values for our Solutions fund of funds vehicles are based on the latest available valuations of the underlying limited partnership interests (in most cases as of June 30, 2014) as provided by their general partners, plus the net cash flows since the latest valuation, up to September 30, 2014.

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Fee-Earning AUM Roll Forward (Unaudited)

	For the Three Months Ended September 30, 2014
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Solutions	Total

Fee-earning AUM
Balance, Beginning of Period	$43,041	$35,379	$27,871	$39,358	$145,649
Inflows, including Fee-paying Commitments(1)	1,396	-	855	882	3,133
Outflows, including Distributions(2)	(1,839)	(51)	(352)	(2,731)	(4,973)
Subscriptions, net of Redemptions (3)	-	269	-	(61)	208
Changes in CLO collateral balances (4)	-	195	-	-	195
Market Appreciation/(Depreciation) (5)	(9)	(505)	-	57	(457)
Foreign Exchange and other (6)	(638)	(472)	(200)	(2,231)	(3,541)

Balance, End of Period	$41,951	$34,815	$28,174	$35,274	$140,214

	For the Twelve Months Ended September 30, 2014
(USD in millions)	Corporate Private Equity	Global Market Strategies	Real Assets (7)	Solutions	Total

Fee-earning AUM
Balance, Beginning of Period	$41,913	$33,737	$28,530	$33,744	$137,924
Acquisitions	-	78	-	5,051	5,129
Inflows, including Fee-paying Commitments(1)	6,991	479	4,360	5,322	17,152
Outflows, including Distributions(2)	(6,401)	(518)	(4,600)	(7,025)	(18,544)
Subscriptions, net of Redemptions (3)	-	583	-	(195)	388
Changes in CLO collateral balances (4)	-	856	-	-	856
Market Appreciation/(Depreciation) (5)	35	3	(12)	198	224
Foreign Exchange and other (6)	(587)	(403)	(104)	(1,821)	(2,915)

Balance, End of Period	$41,951	$34,815	$28,174	$35,274	$140,214

(1) Inflows represent limited partner capital raised and capital invested by our carry funds, NGP management fee funds, and fund of funds vehicles outside the investment period, weighted-average investment period, or commitment fee period and capital invested in our business development companies.

(2) Outflows represent limited partner distributions from our carry funds, NGP management fee funds, and fund of funds vehicles and changes in basis for our carry funds and fund of funds vehicles where the investment period, weighted-average investment period, or commitment fee period has expired and distributions from our business development companies.

(3) Represents the net result of subscriptions to and redemptions from our hedge funds, mutual funds, and fund of hedge funds vehicles.

(4) Represents the change in the aggregate Fee-earning collateral balances at par of our CLOs/structured products, as of the quarterly cut-off dates.

(5) Market Appreciation/ (Depreciation) represents changes in the net asset value of our hedge funds, mutual funds, and fund of hedge funds vehicles, and realized and unrealized gains (losses) on portfolio investments in our carry funds and fund of funds vehicles based on the lower of cost or fair value.

(6) Includes onboarding of fully committed existing funds from another manager and represents the impact of foreign exchange rate fluctuations on the translation of our non-U.S. dollar denominated funds. Activity during the period is translated at the average rate for the period. Ending balances are translated at the spot rate as of the period end.

(7) Energy I, Energy II, Energy III, Energy IV, Renew I, and Renew II (collectively, the “Legacy Energy Funds”), are managed with Riverstone Holdings LLC and its affiliates. Affiliates of both Carlyle and Riverstone act as investment advisers to each of the Legacy Energy Funds. With the exception of Energy IV and Renew II, where Carlyle has a minority representation on the funds’ management committees, management of each of the Legacy Energy Funds is vested in committees with equal representation by Carlyle and Riverstone, and the consent of representatives of both Carlyle and Riverstone is required for investment decisions. As of September 30, 2014, the Legacy Energy Funds had, in the aggregate, approximately $11.6 billion in AUM and $7.5 billion in Fee-earning AUM. NGP VII, NGP VIII, NGP IX, or in the case of NGP M&R, NGP ETP I, NGP ETP II, and NGPC, certain affiliated entities (collectively, the “NGP management fee funds”) and NGP X, NGP Agribusiness and NGP XI are managed by NGP Energy Capital Management. As of September 30, 2014, the NGP management fee funds and carry funds had, in the aggregate, approximately $17.2 billion in AUM and $8.9 billion in Fee-earning AUM.

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Corporate Private Equity and Real Assets Fund Performance (Unaudited)

The fund return information reflected in this discussion and analysis is not indicative of the performance of The Carlyle Group L.P. and is also not necessarily indicative of the future performance of any particular fund. An investment in The Carlyle Group L.P. is not an investment in any of our funds. There can be no assurance that any of our existing or future funds will achieve similar returns.

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of September 30, 2014					as of September 30, 2014

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)

Corporate Private Equity		(Reported in Local Currency, in Millions)						(Reported in Local Currency, in Millions)
Fully Invested Funds (6)
CP II	10/1994	$1,331.1	$1,362.4	$4,072.2	3.0x	34%	25%	$1,362.4	$4,072.2	3.0x	34%
CP III	2/2000	$3,912.7	$4,031.6	$10,146.9	2.5x	27%	21%	$4,031.6	$10,146.9	2.5x	27%
CP IV	12/2004	$7,850.0	$7,612.6	$17,606.5	2.3x	16%	13%	$6,079.0	$16,196.1	2.7x	20%
CP V	5/2007	$13,719.7	$12,758.5	$23,287.1	1.8x	19%	14%	$5,254.7	$12,363.6	2.4x	29%
CEP I	12/1997	€1,003.6	€981.6	€2,126.5	2.2x	18%	11%	€981.6	€2,126.5	2.2x	18%
CEP II	9/2003	€1,805.4	€2,048.6	€3,946.7	1.9x	37%	20%	€1,329.1	€3,315.9	2.5x	59%
CEP III	12/2006	€5,294.9	€4,985.0	€9,169.7	1.8x	18%	13%	€1,862.6	€5,057.0	2.7x	27%
CAP I	12/1998	$750.0	$627.7	$2,492.6	4.0x	25%	18%	$627.7	$2,492.6	4.0x	25%
CAP II	2/2006	$1,810.0	$1,628.6	$2,784.8	1.7x	11%	8%	$720.0	$2,128.1	3.0x	24%
CAP III	5/2008	$2,551.6	$2,406.1	$3,654.6	1.5x	17%	10%	$984.4	$1,956.0	2.0x	23%
CJP I	10/2001	¥50,000.0	¥47,291.4	¥135,675.8	2.9x	61%	37%	¥39,756.6	¥131,454.6	3.3x	65%
CJP II	7/2006	¥165,600.0	¥141,866.7	¥161,591.4	1.1x	3%	(1%)	¥39,306.1	¥85,193.3	2.2x	32%
CGFSP I	9/2008	$1,100.2	$1,043.6	$1,687.5	1.6x	17%	11%	$218.1	$529.8	2.4x	28%
CETP II	2/2007	€521.6	€431.5	€901.6	2.1x	25%	16%	€149.8	€529.3	3.5x	33%
All Other Funds(9)	Various		$3,767.5	$5,852.2	1.6x	17%	7%	$2,829.5	$4,806.9	1.7x	20%
Coinvestments and Other(10)	Various		$8,315.0	$20,162.8	2.4x	36%	33%	$5,303.6	$16,271.3	3.1x	36%

Total Fully Invested Funds			$55,946.4	$114,848.0	2.1x	27%	19%	$33,591.7	$86,868.2	2.6x	30%

Funds in the Investment Period (6)
CP VI (12)	5/2012	$13,000.0	$3,628.9	$3,516.2	1.0x	n/m	n/m
CEP IV (12)	8/2013	€1,261.9	€193.8	€185.8	1.0x	n/m	n/m
CAP IV (12)	11/2012	$3,880.4	$365.0	$340.2	0.9x	n/m	n/m
CAGP IV	6/2008	$1,041.4	$771.6	$1,107.0	1.4x	15%	8%
CEOF I	5/2011	$1,119.1	$770.4	$1,153.7	1.5x	39%	26%
CGFSP II (12)	4/2013	$1,000.0	$90.4	$109.6	1.2x	n/m	n/m
All Other Funds(11)	Various		$1,036.9	$997.9	1.0x	(4%)	(18%)

Total Funds in the Investment Period			$6,908.0	$7,459.2	1.1x	10%	(5%)	$258.9	$798.3	3.1x	51%

TOTAL CORPORATE PRIVATE EQUITY(13)			$62,854.4	$122,307.2	1.9x	26%	19%	$33,850.5	$87,666.5	2.6x	30%

			TOTAL INVESTMENTS					REALIZED/PARTIALLY REALIZED INVESTMENTS (5)

			as of September 30, 2014					as of September 30, 2014

	Fund Inception Date (1)	Committed Capital	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)	Net IRR (8)	Cumulative Invested Capital (2)	Total Fair Value (3)	MOIC (4)	Gross IRR (7)
Real Assets			(Reported in Local Currency, in Millions)					(Reported in Local Currency, in Millions)
Fully Invested Funds (6)
CRP III	11/2000	$564.1	$522.5	$1,399.1	2.7x	44%	29%	$522.5	$1,399.1	2.7x	44%
CRP IV	12/2004	$950.0	$1,198.6	$1,365.9	1.1x	3%	(1%)	$465.2	$515.4	1.1x	9%
CRP V	11/2006	$3,000.0	$3,290.4	$4,725.1	1.4x	11%	7%	$2,652.4	$3,896.1	1.5x	13%
CRP VI	9/2010	$2,340.0	$1,741.5	$2,628.5	1.5x	34%	22%	$395.0	$771.7	2.0x	43%
CEREP I	3/2002	€426.6	€517.0	€691.5	1.3x	12%	7%	€503.2	€665.4	1.3x	13%
CEREP II	4/2005	€762.7	€833.8	€128.1	0.2x	n/a	n/a	€483.2	€127.7	0.3x	n/a
CEREP III	5/2007	€2,229.5	€1,968.2	€1,919.9	1.0x	(1%)	(5%)	€567.8	€706.7	1.2x	6%
CIP	9/2006	$1,143.7	$1,011.7	$1,216.9	1.2x	5%	2%	$180.7	$-	0.0x	n/a
Energy II	7/2002	$1,100.0	$1,334.8	$3,388.7	2.5x	81%	55%	$827.4	$3,202.2	3.9x	105%
Energy III	10/2005	$3,800.0	$3,559.9	$6,169.8	1.7x	12%	9%	$1,545.4	$4,158.7	2.7x	26%
Energy IV	12/2007	$5,979.1	$5,745.6	$9,345.6	1.6x	19%	13%	$2,338.8	$4,637.5	2.0x	29%
Renew II	3/2008	$3,417.5	$2,801.7	$4,043.8	1.4x	12%	8%	$643.1	$842.7	1.3x	13%
All Other Funds(14)	Various		$2,724.8	$2,941.3	1.1x	3%	(2%)	$1,923.4	$2,293.7	1.2x	9%
Coinvestments and Other(10)	Various		$5,210.0	$8,341.8	1.6x	18%	14%	$2,084.2	$4,483.0	2.2x	28%

Total Fully Invested Funds			$33,333.4	$49,026.4	1.5x	14%	8%	$15,541.0	$28,094.3	1.8x	24%

Funds in the Investment Period (6)
CRP VII (12)	3/2014	$1,488.1	n/m	n/m	n/m	n/m	n/m
CIEP I (12)	9/2013	$1,782.9	$187.3	$146.5	0.8x	n/m	n/m
NGP X (23)	1/2012	$3,586.0	$2,380.1	$3,279.4	1.4x	28%	19%
All Other Funds(15)	Various		$8.9	$8.9	1.0x	n/m	n/m

Total Funds in the Investment Period			$2,576.3	$3,432.7	1.3x	27%	15%	$171.7	$481.5	2.8x	145%

TOTAL Real Assets (13)			$35,909.7	$52,459.2	1.5x	14%	8%	$15,712.7	$28,575.8	1.8x	25%

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Global Markets Strategies Carry Funds and Solutions (Unaudited)

			TOTAL INVESTMENTS

			as of September 30, 2014
	Fund	Committed	Cumulative	Total Fair	MOIC (4)	Gross IRR (7)	Net IRR (8)
	Inception		Invested Capital
	Date (16)	Capital	(17)	Value (3)

	(Reported in Local Currency, in Millions)
Global Market Strategies
CSP II	6/2007	$1,352.3	$1,352.3	$2,448.7	1.8x	18%	12%
CEMOF I	12/2010	$1,382.5	$988.5	$1,330.2	1.3x	33%	19%

			TOTAL INVESTMENTS

			as of September 30, 2014

			Cumulative
	Vintage		Invested Capital	Total Fair
	Year	Fund Size	(2)(20)	Value (3)(20)	MOIC (4)	Gross IRR (7)	Net IRR (8)

Solutions (19)	(Reported in Local Currency, in Millions)
Fully Committed Funds (18)
Main Fund I - Fund Investments	2000	€5,174.6	€4,009.6	€6,559.4	1.6x	12%	12%
Main Fund II - Fund Investments	2003	€4,545.0	€4,577.8	€7,042.7	1.5x	10%	10%
Main Fund III - Fund Investments	2005	€11,500.0	€11,327.5	€16,025.7	1.4x	9%	9%
Main Fund IV - Fund Investments	2009	€4,880.0	€2,781.7	€3,436.1	1.2x	13%	12%
Main Fund I - Secondary Investments	2002	€519.4	€475.1	€886.1	1.9x	55%	51%
Main Fund II - Secondary Investments	2003	€998.4	€948.9	€1,736.6	1.8x	27%	26%
Main Fund III - Secondary Investments	2006	€2,250.0	€2,200.6	€3,106.1	1.4x	10%	10%
Main Fund IV - Secondary Investments	2010	€1,856.4	€1,769.3	€2,650.2	1.5x	21%	19%
Main Fund II - Co-Investments	2003	€1,090.0	€894.2	€2,444.8	2.7x	45%	42%
Main Fund III - Co-Investments	2006	€2,760.0	€2,622.0	€3,677.1	1.4x	6%	5%
Main Fund IV - Co-Investments	2010	€1,475.0	€1,272.2	€2,309.9	1.8x	22%	20%
Main Fund II - Mezzanine Investments	2004	€700.0	€726.2	€983.0	1.4x	8%	7%
Main Fund III - Mezzanine Investments	2006	€2,000.0	€1,608.0	€2,120.5	1.3x	11%	9%
All Other Funds (21)	Various		€1,462.2	€2,127.5	1.5x	17%	13%

Total Fully Committed Funds			€36,675.3	€55,105.8	1.5x	12%	12%

Funds in the Commitment Period
Main Fund V - Fund Investments	2012	€5,080.0	€765.2	€738.4	1.0x	(6%)	(10%)
Main Fund V - Secondary Investments	2011	€3,793.0	€1,424.6	€2,017.4	1.4x	34%	30%
Main Fund V - Co-Investments	2012	€1,747.5	€838.2	€1,195.7	1.4x	44%	40%
All Other Funds (21)	Various		€213.5	€253.9	1.2x	17%	15%

Total Funds in the Commitment Period			€3,241.5	€4,205.4	1.3x	30%	26%

TOTAL SOLUTIONS			€39,916.8	€59,311.2	1.5x	13%	12%

TOTAL SOLUTIONS (USD) (22)			$50,412.8	$74,906.8	1.5x

Page  |  24

(1) The data presented herein that provides “inception to date” performance results of our segments relates to the period following the formation of the first fund within each segment. For our Corporate Private Equity segment our first fund was formed in 1990. For our Real Assets segment our first fund was formed in 1997.

(2) Represents the original cost of all capital called for investments since inception of the fund.

(3) Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest.

(4) Multiple of invested capital (“MOIC”) represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital.

(5) An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment. An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized. Because part of our value creation strategy involves pursuing best exit alternatives, we believe information regarding Realized/Partially Realized MOIC and Gross IRR, when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding our investment performance by removing the impact of investments where significant realization activity has not yet occurred. Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation. Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above. The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR. Our measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures. We do not present Realized/Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type. However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity and Total Real Assets.

(6) Fully Invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement. In instances where a successor fund has had its first capital call, the predecessor fund is categorized as fully invested.

(7) Gross Internal Rate of Return (“Gross IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value before management fees, expenses and carried interest.

(8) Net Internal Rate of Return (“Net IRR”) represents the annualized IRR for the period indicated on Limited Partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest.

(9) Aggregate includes the following funds: CP I, CMG, CVP I, CVP II, CUSGF III, CEVP, CETP I, CAVP I, CAVP II, CAGP III, Mexico, and MENA.

(10) Includes co-investments and certain other stand-alone investments arranged by us.

(11) Aggregate includes the following funds: CJP III, CSABF, CSSAF, CBPF, CPF I, CCI, and CETP III.

(12) Returns are not considered meaningful, as the investment period commenced in May 2012 for CP VI, November 2012 for CAP IV, April 2013 for CGFSP II, and August 2013 for CEP IV.

(13) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate.

(14) Aggregate includes the following funds: CRP I, CRP II, CAREP I, CAREP II, CRCP I, CPOCP, Energy I and Renew I.

(15) Aggregate includes the following funds: CPP II and NGP Agribusiness.

(16) The data presented herein that provides “inception to date” performance results for CSP II and CEMOF I related to the period following the formation of the funds in June 2007 and December 2010, respectively.

(17) Represents the original cost of investments net of investment level recallable proceeds which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC.

(18) Fully Committed funds are past the expiration date of the commitment period as defined in the respective limited partnership agreement. In instances where a successor fund has had its first capital call, the predecessor fund is categorized as fully committed.

(19) Includes private equity and mezzanine primary fund investments, secondary fund investments and co-investments originated by the AlpInvest team. Excluded from the performance information shown are (a) investments that were not originated by AlpInvest, (b) Direct Investments, which was spun off from AlpInvest in 2005, and (c) Metropolitan Real Estate fund of funds vehicles. As of September 30, 2014, these excluded investments represent $0.7 billion of AUM at AlpInvest and $2.1 billion of AUM at Metropolitan.

(20) To exclude the impact of FX, all foreign currency cash flows have been converted to Euro at the reporting period spot rate.

(21) Aggregate includes Main Fund I—Co-Investments, Main Fund I—Mezzanine Investments, AlpInvest CleanTech Funds and funds which are not included as part of a main fund.

(22) Represents the U.S. dollar equivalent balance translated at the spot rate as of period end.

(23) NGP X was previously reported as an NGP management fee fund. As of September 30, 2014, it will be reported as a carry fund.

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Remaining Fair Value Analysis

	Remaining Fair Value(1)	Unrealized MOIC(2)	Total MOIC(3)	% Invested(4)	In Accrued Carry/ (Clawback)(5)	LTM Realized Carry(6)	Catch up Rate	Fee Initiation Date(7)	Quarters Since Fee Initiation	Original Investment Period End Date

	As of June 30 2014
	(Reported in Local Currency, in Millions)
Corporate Private Equity
CP V	$12,717.4	1.9x	1.8x	93%	Ö	Ö	100%	Nov-07	28	May-13
CEP III	€5,249.3	1.9x	1.8x	94%	Ö	Ö	100%	Dec-07	28	Dec-12
CP VI	$3,509.4	1.0x	1.0x	28%			100%	Oct-13	4	May-18
CP IV	$2,354.3	1.3x	2.3x	97%	Ö	Ö	80%	Dec-05	36	Dec-10
CAP III	$2,027.4	1.3x	1.5x	94%	Ö		100%	Dec-08	24	May-14
CAP II	$1,065.8	1.1x	1.7x	90%	(Ö)		80%	Oct-06	32	Feb-12
CGFSP I	$972.8	1.3x	1.6x	95%	Ö	Ö	100%	Oct-08	24	Sep-14
CEOF I	$849.0	1.3x	1.5x	69%	Ö		80%	Dec-11	12	May-17
CJP II	¥92,051.6	0.9x	1.1x	86%			80%	Oct-06	32	Jul-12
CEP II	€615.0	0.9x	1.9x	113%	Ö		80%	Sep-03	45	Sep-08
CETP II	€421.2	1.4x	2.1x	83%	Ö	Ö	100%	Jan-08	27	Jul-13
CAP IV	$353.6	0.9x	0.9x	9%			100%	Dec-13	4	Nov-18
CEP IV	€197.9	1.0x	1.0x	15%			100%	Sep-14	1	Aug-19
CGFSP II	$103.0	1.2x	1.2x	9%			100%	Dec-13	4	Dec-17
All Other Funds (8)	$3,008.2	1.0x	2.2x		n/m	n/m
Coinvestment and Other (9)	$4,821.4	1.8x	2.4x		n/m	n/m

Total Corporate Private Equity (12)	$40,809.8	1.5x	1.9x

Real Assets
Energy IV	$4,792.5	1.4x	1.6x	96%	Ö	Ö	80%	Feb-08	27	Dec-13
NGP X	$2,895.1	1.4x	1.4x	66%	Ö		80%	Oct-12	8	May-17
Renew II	$2,413.1	1.4x	1.4x	82%	Ö		80%	Nov-08	24	May-14
CRP VI	$1,778.9	1.3x	1.5x	74%	Ö	Ö	50%	Dec-11	12	Mar-16
Energy III	$1,761.8	0.9x	1.7x	94%	Ö		80%	Nov-05	36	Oct-11
CEREP III	€1,388.3	0.9x	1.0x	88%			67%	Oct-07	28	May-11
CRP V	$1,048.2	1.4x	1.4x	110%			50%	Nov-06	32	Nov-11
CIP	$979.2	1.5x	1.2x	88%			80%	Oct-06	32	Sep-12
CRP IV	$829.0	1.1x	1.1x	126%	(Ö)		50%	Dec-05	36	Dec-09
Energy II	$315.0	0.5x	2.5x	121%	(Ö)		80%	Jan-03	47	Jul-08
CRP III	$250.8	40.7x	2.7x	93%	Ö	Ö	50%	Dec-01	52	May-05
CIEP I	$154.0	0.9x	0.8x	9%			80%	Oct-13	4	Sep-19
All Other Funds (10)	$363.1	0.6x	0.9x		n/m	n/m
Coinvestment and Other (9)	$3,192.1	1.0x	1.6x		n/m	n/m

Total Real Assets (12)	$22,526.2	1.1x	1.5x

Global Market Strategies
CEMOF I	$1,049.5	1.2x	1.3x	72%	Ö		100%	Dec-10	16	Dec-15
CSP II	$479.9	0.9x	1.8x	100%	Ö	Ö	80%	Dec-07	28	Jun-11
All Other Funds (11)	$791.2	1.2x	1.5x		n/m	n/m
Coinvestment and Other (9)	$365.1	1.1x	1.2x		n/m	n/m

Total Global Market Strategies	$2,685.6	1.1x	1.6x

(1) Net asset value of our carry funds. Reflects significant funds with remaining fair value of greater than $100 million.

(2) Unrealized multiple of invested capital (“MOIC”) represents remaining fair market value, before management fees, expenses and carried interest, divided by investment cost.

(3) Total MOIC represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital. For certain funds, represents the original cost of investments net of investment-level recallable proceeds, which is adjusted to reflect recyclability of invested capital for the purpose of calculating the fund MOIC.

(4) Represents cumulative equity invested as of the reporting period divided by total commitments. Amount can be greater than 100% due to the re-investment of recallable distributions to fund investors.

(5) Fund has accrued carry/(clawback) as of the reporting period.

(6) Fund has realized carry in the last twelve months.

(7) Represents the date of the first capital contribution for management fees.

(8) Aggregate includes the following funds: CMG, CP I, CP II, CP III, CEP I, CAP I, CAP IV, CBPF, CJP I, CJP III, CEVP, CETP I, CCI, CAVP I, CAVP II, CAGP III, Mexico, MENA, CSABF, CSSAF, CPF, CVP I, CVP II, and CUSGF III. In Accrued Carry/(Clawback) and LTM Realized Carry not indicated because the indicator does not apply to each fund within the aggregate.

(9) Includes co-investments, prefund investments and certain other stand-alone investments arranged by us. In Accrued Carry/(Clawback) and LTM Realized Carry not indicated because the indicator does not apply to each fund within the aggregate.

(10) Aggregate includes the following funds: CRP I, CRP II, CRP VII, CRCP I, CEREP I, CEREP II, CAREP I, CAREP II, CPOCP I, NGP Agribusiness, Energy I and Renew I. In Accrued Carry/(Clawback) and LTM Realized Carry not indicated because the indicator does not apply to each fund within the aggregate.

(11) Aggregate includes the following funds: CSP I, CSP III, CMP I, and CMP II. In Accrued Carry/(Clawback) and LTM Realized Carry not indicated because the indicator does not apply to each fund within the aggregate.

(12) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the reporting period spot rate.

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Largest Publicly Traded Positions in Carry Funds

Rank	Largest Publicly Traded Equity Positions	Fund(s)	Q3 2014 Value (1,2)
1	CommScope, Inc.	CP V, CEP III	$2,420,097,753
2	Booz Allen Hamilton, Inc.	CP V, CMP II	1,474,600,728
3	Altice S.A.	CEP III, CEP II	1,238,046,852
4	Pattern Energy Group Holdings, L.P.	RENEW II	1,182,173,521
5	Foresight Energy LP	ENERGY III	700,147,094
6	Freescale Semiconductor, Inc.	CP IV, CEP II, CAP II, CJP I	609,557,646
7	The Nielsen Company	CP IV, CEP II	592,745,707
8	HD Supply, Inc.	CP V	498,726,961
9	Northern Blizzard	ENERGY IV	439,365,422
10	USA Compression	ENERGY IV	432,441,790
	Top 10 Positions		9,587,903,474
	Total Public Equity Portfolio (carry fund only)		16,780,238,405
	% of public portfolio in top 10 positions		57%

(1) Includes gross fund only investment results including external coinvestment. May include portion of private business in value.

(2) In U.S. dollars, or converted to U.S. dollars at the prevailing exchange rate on the last day of the fiscal period.

Note: Includes all classes of shares irrespective of trading status

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Reconciliation for Economic Net Income and Distributable Earnings (Unaudited)

	Three Months Ended		Nine Months Ended
	Sept 30,	Sept 30,	Sept 30,
	2014	2013	2014
	(Dollars in millions)

Income (Loss) before provision for income taxes	$175.4	$(8.6)	$1,189.0
Adjustments:
Equity-based compensation issued in conjunction with the initial public offering, acquisitions and strategic investments	56.3	76.2	209.7
Acquisition related charges and amortization of intangibles	24.5	94.5	166.6
Other non-operating expenses (income)	(39.6)	7.6	(14.0)
Net income attributable to non-controlling interests in consolidated entities	(53.2)	26.6	(747.4)
Other adjustments	2.4	(1.8)	1.5

Economic Net Income	$165.8	$194.5	$805.4

Net performance fees	124.2	157.2	692.5
Investment income (loss)	3.5	(2.8)	(9.1)
Equity-based compensation	23.8	4.0	57.3

Fee Related Earnings	$61.9	$44.1	$179.3

Realized performance fees, net of related compensation	99.4	61.3	472.1
Investment income (loss) - realized	(2.7)	(0.7)	14.1

Distributable Earnings	$158.6	$104.7	$665.5

Depreciation and amortization expense	5.4	6.2	16.4
Interest expense	14.5	11.8	41.2

Adjusted EBITDA	$178.5	$122.7	$723.1

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Reconciliation for Economic Net income and Distributable Earnings, cont.

(Unaudited)

	Three Months Ended	Nine Months Ended
	Sept 30,	Sept 30,
	2014	2014
	(Dollars in millions, except unit and per unit amounts)

Economic Net Income	$165.8	$805.4
Less (Add): Provision (Benefit) for Income Taxes	(11.4)	116.1

Economic Net Income, After Taxes	$177.2	$689.3

Economic Net Income, After Taxes per Adjusted Unit(1)	$0.55	$2.13

Distributable Earnings	$158.6	$665.5
Less: Estimated foreign, state, and local taxes	15.7	53.8

Distributable Earnings, After Taxes	$142.9	$611.7

Distributable Earnings to The Carlyle Group L.P.	$30.4	$130.1
Less: Estimated current corporate income taxes and TRA payments	0.9	2.7

Distributable Earnings to The Carlyle Group L.P. net of corporate income taxes	$29.5	$127.4

Distributable Earnings, net, per The Carlyle Group L.P. common unit outstanding(2)	$0.44	$1.88

(1)	Adjusted Units were determined as follows:

The Carlyle Group L.P. common units outstanding	67,369,854	67,369,854
Carlyle Holdings partnership units not held by The Carlyle Group L.P.	250,768,062	250,768,062
Dilutive effect of unvested deferred restricted common units	5,146,277	5,551,876
Contingently issuable Carlyle Holdings partnership units and common units	465,909	465,909
Estimated common units associated with earnouts that have been earned and for which issuance will occur in November 2014	65,000	65,000

Total Adjusted Units	323,815,102	324,220,701

(2)	As of September 30, 2014, there were 67,369,854 outstanding common units of The Carlyle Group L.P. In October and November 2014, an additional estimated 391,270 common units will be issued in connection with the vesting of deferred restricted common units and in connection with an acquisition earnout. For purposes of this calculation, those common units have been added to the common units outstanding as of September 30, 2014, resulting in total common units of 67,761,124.

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GAAP for 12-Month Rolling Summary (Unaudited)

	Twelve Months Ended
	Sept 30, 2014	Sept 30, 2013
	(Dollars in millions)

Revenues
Fund management fees	$1,138.1	$995.0
Performance fees
Realized	1,456.0	783.4
Unrealized	1,047.6	703.0

Total performance fees	2,503.6	1,486.4
Investment income (loss)
Realized	38.4	10.3
Unrealized	(2.4)	3.8

Total investment income (loss)	36.0	14.1
Interest and other income	19.3	13.8
Interest and other income of Consolidated Funds	948.3	1,048.4
Revenue of a consolidated real estate VIE	34.7	-

Total revenues	4,680.0	3,557.7

Expenses
Compensation and benefits
Base compensation	797.5	747.8
Equity-based compensation	328.3	311.3
Performance fee related
Realized	675.3	329.4
Unrealized	586.3	408.1

Total compensation and benefits	2,387.4	1,796.6
General, administrative and other expenses	498.7	457.5
Interest	52.8	37.8
Interest and other expenses of Consolidated Funds	978.0	859.0
Interest and other expenses of a consolidated real estate VIE	163.3	-
Other non-operating expenses (income)	(32.4)	2.1

Total expenses	4,047.8	3,153.0

Other income
Net investment gains of Consolidated Funds	1,271.1	470.5

Income before provision for income taxes	1,903.3	875.2
Provision for income taxes	100.7	72.0

Net income	1,802.6	803.2
Net income attributable to non-controlling interests in consolidated entities	982.0	489.9

Net income attributable to Carlyle Holdings	820.6	313.3
Net income attributable to non-controlling interests in Carlyle Holdings	679.8	268.5

Net income attributable to The Carlyle Group L.P.	$140.8	$44.8

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Reconciliation of Non-GAAP to GAAP for 12-Month Rolling Summary (Unaudited)

	Twelve Months Ended
	Sept 30, 2014	Sept 30, 2013
	(Dollars in millions)

Income before provision for income taxes	$1,903.3	$875.2
Adjustments:
Equity-based compensation issued in conjunction with the IPO, acquisitions, and strategic investments	272.7	305.3
Acquisition related charges and amortization of intangibles	217.5	248.8
Other non-operating expenses (income)	(32.4)	2.1
Net income attributable to non-controlling interests in consolidated entities	(982.0)	(489.9)
Other adjustments	2.2	(15.1)

Economic Net Income	$1,381.3	$926.4

Net performance fees	1,284.4	766.3
Investment income (loss)	(58.8)	2.9
Equity-based compensation	62.2	11.4

Fee Related Earnings	$217.9	$168.6

Realized performance fees, net of related compensation	828.8	448.0
Investment income - realized	20.1	10.2

Distributable Earnings	$1,066.8	$626.8

Depreciation and amortization expense	22.0	24.8
Interest expense	52.9	35.8

Adjusted EBITDA	$1,141.7	$687.4

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The Carlyle Group L.P.

GAAP Balance Sheet (Unaudited)

	As of September 30, 2014
	Consolidated Operating Entities	Consolidated Funds	Eliminations	Consolidated
	(Dollars in millions)
Assets
Cash and cash equivalents	$1,394.2	$-	$-	$1,394.2
Cash and cash equivalents held at Consolidated Funds	-	1,922.3	-	1,922.3
Restricted cash	64.6	-	-	64.6
Restricted cash and securities of Consolidated Funds	-	14.9	-	14.9
Accrued performance fees	3,759.1	-	(15.7)	3,743.4
Investments	1,148.8	-	(163.6)	985.2
Investments of Consolidated Funds	-	27,880.9	1.0	27,881.9
Due from affiliates and other receivables, net	224.5	-	(15.1)	209.4
Due from affiliates and other receivables of Consolidated Funds, net	-	443.4	-	443.4
Receivables and inventory of a consolidated real estate VIE	178.9	-	-	178.9
Fixed assets, net	67.3	-	-	67.3
Deposits and other	53.9	3.0	0.1	57.0
Other assets of a consolidated real estate VIE	62.4	-	-	62.4
Intangible assets, net	506.4	-	-	506.4
Deferred tax assets	135.0	-	-	135.0

Total assets	$7,595.1	$30,264.5	$(193.3)	$37,666.3

Liabilities and partners’ capital
Loans payable	$40.9	$-	$-	$40.9
3.875% Senior Notes due 2023	499.9	-	-	499.9
5.625% Senior Notes due 2043	606.9	-	-	606.9
Loans payable of Consolidated Funds	-	16,560.4	(139.5)	16,420.9
Loans payable of a consolidated real estate VIE at fair value (principal amount of $291.1)	160.1	-	-	160.1
Accounts payable, accrued expenses and other liabilities	437.5	-	(52.4)	385.1
Accrued compensation and benefits	2,365.5	-	-	2,365.5
Due to affiliates	232.5	0.7	(0.4)	232.8
Deferred revenue	261.8	1.3	-	263.1
Deferred tax liabilities	116.3	-	-	116.3
Other liabilities of Consolidated Funds	-	1,582.9	(48.1)	1,534.8
Other liabilities of a consolidated real estate VIE	81.0	-	-	81.0
Accrued giveback obligations	51.5	-	(9.4)	42.1

Total liabilities	4,853.9	18,145.3	(249.8)	22,749.4

Redeemable non-controlling interests in consolidated entities	9.5	5,006.2	4.3	5,020.0

Total partners’ capital	2,731.7	7,113.0	52.2	9,896.9

Total liabilities and partners’ capital	$7,595.1	$30,264.5	$(193.3)	$37,666.3

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The Carlyle Group L.P.

Non-GAAP Financial Information and Other Key Terms

Non-GAAP Financial Information

Carlyle discloses in this press release the following financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America:

—

Economic net income or “ENI,” represents segment net income which excludes the impact of income taxes, acquisition-related items including amortization of acquired intangibles and contingent consideration taking the form of earn-outs, charges associated with equity-based compensation issued in Carlyle’s initial public offering or in acquisitions or strategic investments, corporate actions and infrequently occurring or unusual events. Carlyle believes the exclusion of these items provides investors with a meaningful indication of its core operating performance. For segment reporting purposes, revenues and expenses, and accordingly segment net income, are presented on a basis that deconsolidates certain Carlyle funds, related co-investment entities and CLOs (referred to collectively as the “Consolidated Funds”) that Carlyle consolidates in its consolidated financial statements pursuant to U.S. GAAP. Total Segment ENI equals the aggregate of ENI for all segments. ENI and its components are evaluated regularly by management in making resource deployment decisions and in assessing performance of Carlyle’s four segments and for compensation. Carlyle believes that reporting ENI is helpful to understanding its business and that investors should review the same supplemental financial measure that management uses to analyze its segment performance.

—

Fee-Related Earnings is a component of ENI and is used to measure Carlyle’s operating profitability excluding equity-based compensation, performance fees, investment income from investments in Carlyle’s funds and performance fee related compensation. Accordingly, Fee-Related Earnings reflect the ability of the business to cover direct base compensation and operating expenses from fee revenues other than performance fees. Fee-Related Earnings are reported as part of Carlyle’s segment results. Carlyle uses Fee-Related Earnings from operations to measure its profitability from fund management fees.

—

Distributable Earnings is a component of ENI representing total ENI less net performance fees and investment income plus realized net performance fees and realized investment income and excluding equity-based compensation. Distributable Earnings is intended to show the amount of net realized earnings without the effects of consolidation of the Consolidated Funds. Distributable Earnings is derived from Carlyle’s segment reported results and is an additional measure to assess performance and amounts potentially available for distribution from Carlyle Holdings to its unitholders.

—

Adjusted EBITDA is a component of ENI and is used to measure Carlyle’s ability to cover recurring operating expenses from cash earnings. Adjusted EBITDA is computed as ENI excluding unrealized performance fees, unrealized performance fee compensation, unrealized investment income, depreciation and amortization expense, interest expense and equity-based compensation.

Page  |  33

Income before provision for income taxes is the GAAP financial measure most comparable to ENI, Fee-Related Earnings, Distributable Earnings, and Adjusted EBITDA. Reconciliations of these non-GAAP financial measures to income before provision for income taxes are included within this press release. These non-GAAP financial measures should be considered in addition to and not as a substitute for, or superior to, financial measures presented in accordance with U.S. GAAP.

Other Key Terms

“Assets under management” or “AUM” refers to the assets managed by Carlyle. AUM equals the sum of the following:

(a) the fair value of the capital invested in Carlyle carry funds, co-investment vehicles, NGP management fee funds and fund of funds vehicles plus the capital that Carlyle is entitled to call from investors in those funds and vehicles (including Carlyle commitments to those funds and vehicles and those of senior Carlyle professionals and employees) pursuant to the terms of their capital commitments to those funds and vehicles;

(b) the amount of aggregate collateral balance and principal cash at par or aggregate principal amount of the notes of our CLOs and other structured products (inclusive of all positions);

(c) the net asset value (pre-redemptions and subscriptions) of Carlyle’s long/short credit, emerging markets, multi-product macroeconomic, mutual funds, fund of hedge funds vehicles and other hedge funds; and

(d) the gross assets (including assets acquired with leverage) of our business development companies.

AUM includes certain energy and renewable resources funds that Carlyle jointly advises with Riverstone Holdings L.L.C. (“Riverstone”) and certain NGP management fee funds and carry funds advised by NGP Energy Capital Management. In addition, our Solutions segment includes certain assets under consultative relationships. Total AUM includes only those assets that earn a material fee. Carlyle’s calculation of AUM (but not Fee-Earning AUM) includes uncalled commitments to, and the fair value of invested capital in, investment funds from Carlyle and its personnel, regardless of whether such commitments or invested capital are subject to management or performance fees.

“Available capital,” commonly known as “dry powder,” for Carlyle’s carry funds and NGP management fee funds refers to the amount of capital commitments available to be called for investments. Amounts previously called may be added back to available capital following certain distributions.

Page  |  34

“Carlyle funds,” “our funds” and “our investment funds” refer to the investment funds and vehicles advised by Carlyle.

“Carry funds” refers to (i) those investment funds that Carlyle advises, including the buyout funds, growth capital funds, real estate funds, infrastructure funds, certain energy funds and distressed debt and mezzanine funds (but excluding Carlyle’s structured credit/other structured product funds, hedge funds, business development companies, mutual funds and fund of funds vehicles as well as the NGP management fee funds), where Carlyle receives a special residual allocation of income, which is referred to as a “carried interest,” in the event that specified investment returns are achieved by the fund and (ii) those investment funds advised by NGP from which we are entitled to receive a carried interest.

“Catch-up management fees” refer to those amounts of management fees charged to fund investors in subsequent closings of a fund which apply to the time period between the fee initiation date and the subsequent closing date.

“Expired available capital” occurs when a fund has passed the investment and follow-on periods and can no longer invest capital into new or existing deals. Any remaining available capital, typically a result of either recycled distributions or specific reserves established for the follow-on period that are not drawn, can only be called for fees and expenses and is therefore removed from the total AUM calculation.

“Fee-Earning assets under management” or “Fee-Earning AUM” refers to the assets managed by Carlyle from which Carlyle derives recurring fund management fees. Fee-Earning AUM generally equals the sum of:

(a) for certain carry funds and co-investment vehicles where the investment period has not expired and Metropolitan fund of funds vehicles where the weighted-average investment period of the underlying funds has not expired, the amount of limited partner capital commitments, for AlpInvest fund of funds vehicles, the amount of external investor capital commitments during the commitment period, and for NGP management fee funds and carry funds advised by NGP, the amount of investor capital commitments before the first investment realization;

(b) for substantially all carry funds and certain co-investment vehicles where the investment period has expired and Metropolitan fund of funds vehicles where the weighted-average investment period of the underlying funds has expired, the remaining amount of limited partner invested capital and for NGP management fee funds and carry funds advised by NGP where the first investment has been realized, the amount of partner commitments less realized and written-off investments;

(c) the amount of aggregate Fee-Earning collateral balance at par of our collateralized loan obligations (“CLOs”), as defined in the fund indentures (typically exclusive of equities and defaulted positions) as of the quarterly cut-off date for each CLO, and aggregate principal amount of the notes of our other structured products;

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(d) the gross assets (including assets acquired with leverage) of our business development companies;

(e) the net asset value of our mutual funds or external investor portion of the net asset value (pre-redemptions and subscriptions) of our long/short credit, emerging markets, multi-product macroeconomic, fund of hedge funds vehicles, and other hedge funds; and

(f) for AlpInvest fund of funds vehicles where the commitment fee period has expired and certain carry funds where the investment period has expired, the lower of cost or fair value of invested capital.

Fee-Earning AUM includes certain energy and renewable resources carry funds that Carlyle jointly advises with Riverstone and certain NGP management fee funds and carry funds advised by NGP Energy Capital Management. In addition, our Solutions segment includes certain assets under consultative relationships. Fee-Earning AUM includes only those assets which earn a material fee.

For Carlyle’s carry funds, co-investment vehicles, NGP management fee funds and fund of funds vehicles, total AUM includes the fair value of the capital invested, whereas Fee-Earning AUM includes the amount of capital commitments or the remaining amount of invested capital at cost, depending on whether the investment period for the fund has expired. As such, Fee-Earning AUM may be greater than total AUM when the aggregate fair value of the remaining investments is less than the cost of those investments.

“Fund of funds vehicles” refers to those funds, accounts and vehicles advised by AlpInvest Partners B.V., Metropolitan Real Estate Equity Management, LLC, and Diversified Global Asset Management Corporation.

“NGP management fee funds” refer to those funds advised by NGP Energy Capital Management (together with its affiliates and subsidiaries) from which we only receive management fees.

“Net performance fees” refers to the performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as performance fee related compensation expense.

“Performance fees” consist principally of carried interest from carry funds and certain fund of funds vehicles and incentive fees or allocations from certain of our Global Market Strategies funds. Carlyle is generally entitled to a 20% allocation (or 1.8% to 10% in the case of most of the fund of funds vehicles) of the net realized income or gain as a carried interest after returning the invested capital, the allocation of preferred returns of generally 8% to 9% and the return of certain fund costs (subject

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to catch-up provisions as set forth in the fund limited partnership agreement). Carried interest revenue, which is a component of performance fees in Carlyle’s consolidated financial statements, is recognized by Carlyle upon appreciation of the valuation of the applicable funds’ investments above certain return hurdles as set forth in each respective partnership agreement and is based on the amount that would be due to Carlyle pursuant to the fund partnership agreement at each period end as if the funds were liquidated at such date.

“Realized net performance fees” refers to the realized performance fees from Carlyle funds and fund of funds vehicles net of the portion allocated to Carlyle investment professionals which is reflected as realized performance fee related compensation expense.

“VIE” refers to a variable interest entity, as that term is defined in Accounting Standards Codification Topic 810, Consolidation.

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